February 8, 2019

CUTLER EMERGING MARKETS FUND

Ticker: CUTDX

A SERIES OF THE CUTLER TRUST (the “Trust”)

Supplement to Summary Prospectus and Prospectus, each dated October 26, 2018

The Summary Prospectus and Prospectus of the Cutler Emerging Markets Fund (the “Emerging Markets Fund”), each dated October 26, 2018, are hereby amended and supplemented with the following information.

Effective December 31, 2018, the Emerging Markets Fund changed its benchmark from the MSCI Emerging Markets Index to the S&P Emerging BMI Total Return Index. This benchmark change was made because the S&P Emerging BMI Total Return Index more precisely reflects the market in which the Emerging Markets Fund invests.

Accordingly, the Average Annual Total Returns Table for the Period Ended December 31, 2017 referenced on page 4 of the Emerging Markets Fund’s Summary Prospectus and on page 26 of the Prospectus is amended to include the 1 Year and Since Inception returns of the S&P Emerging BMI Total Return Index as follows.

	1 Year	Since Inception (July 2, 2015)
Emerging Markets Fund
Return Before Taxes	25.62%	2.27%
Return After Taxes on Distributions	25.37%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	14.68%	1.67%
MSCI Emerging Markets Index (MSCI EM Index)(1) (reflects no deduction for fees, expenses or taxes)	37.28%	9.74%
S&P Emerging BMI Total Return Index (S&P Emerging BMI)(2) (reflects no deduction for fees, expenses or taxes)	35.62%	9.64%

(1)	The MSCI EM Index captures large and mid-cap representation across 24 emerging markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(2)	The S&P Emerging BMI captures all companies domiciled in the emerging markets within the S&P Global BMI with a float-adjusted market capitalization of at least $100 million USD meeting 6- and 12-month median value traded requirements. The index is segmented by country/region, size (large, mid and small), style (value and growth), and GICS (sectors/industry groups). The index is unmanaged. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

*****

For further information, please contact the Emerging Markets Fund toll-free at 1-887-CUTLER4 (888-288-5374).

Investors Should Retain This Supplement for Future Reference.